                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934


Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-12

                                       PPOL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
     (5) Total fee paid:

         -----------------------------------------------------------------------

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------
     (3) Filing Party:

         -----------------------------------------------------------------------
     (4) Date Filed:

         -----------------------------------------------------------------------

                                   PPOL, INC.
                              1 CITY BOULEVARD WEST
                                    SUITE 870
                            ORANGE, CALIFORNIA 92868
                                 ---------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 25, 2003
                                 ---------------

To the Shareholders of PPOL, Inc.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of PPOL, Inc., a California corporation (the "Company"), will be held at the Hilton Anaheim Hotel, located at 777 Convention Way, Anaheim, California 92802, on Thursday, September 25, 2003 at 1:00 p.m. local time for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

         1. To elect three (3) directors of the Company each to serve a term of one (1) year and until their successors are duly elected and qualified;

         2. To approve and ratify the appointment of Stonefield Josephson, Inc. as independent auditors of the Company for the fiscal year ending March 31, 2004; and

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

        Only Shareholders of record at the close of business on August 15, 2003 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A list of such Shareholders will be available for examination by any stockholder at the Annual Meeting, or at the office of the Secretary of the Company, 1 City Boulevard West, Suite 870, Orange, California 92868 for a period of ten (10) days prior to the Annual Meeting.

        A copy of the Company's Annual Report for the fiscal year ended March 31, 2003, which contains consolidated financial statements, is included with this mailing. Your attention is directed to the accompanying Proxy Statement for the text of the matters to be proposed at the Annual Meeting and further information regarding each proposal to be made.


        SHAREHOLDERS UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON ARE ASKED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH.
                                             By Order of the Board of Directors,



                                             Nobuo Takada
                                             CHAIRMAN OF THE BOARD

Orange, California
August 22, 2003

                                   PPOL, INC.
                              1 CITY BOULEVARD WEST
                                    SUITE 870
                            ORANGE, CALIFORNIA 92868
                                 ---------------

                                 PROXY STATEMENT


           APPROXIMATE DATE PROXY MATERIAL FIRST SENT TO SHAREHOLDERS:


                                 AUGUST 22, 2003

                                 ---------------

               ANNUAL MEETING OF SHAREHOLDERS--SEPTEMBER 25, 2003

                 INFORMATION CONCERNING SOLICITATION AND VOTING

        This Proxy Statement is furnished by the Board of Directors of PPOL, Inc., a California corporation (the "Board" and the "Company," respectively), in connection with the solicitation of proxies to be used at the Annual Meeting of Shareholders (the "Annual Meeting") of the Company to be held on Thursday, September 25, 2003, at 1:00 p.m. local time, at the Hilton Anaheim Hotel, 777 Convention Way, Anaheim, California 92802 and at any adjournments or postponements thereof. Our principal executive office is 1 City Boulevard West, Suite 870, Orange, California 92868 and our telephone number is (714) 221-7250. The purposes of the Annual Meeting are set forth in the accompanying Notice of Annual Meeting of Shareholders.

ANY PROXY IN WHICH NO DIRECTION IS SPECIFIED WILL BE VOTED IN FAVOR OF EACH OF THE MATTERS FOR WHICH NO DIRECTION IS SPECIFIED.

                  GENERAL INFORMATION ABOUT THE ANNUAL MEETING

        The close of business on August 15, 2003 has been fixed as the record date for the determination of Shareholders entitled to receive notice of and to vote at the Annual Meeting. On that date, the Company's outstanding voting securities consisted of 17,994,920 shares of Common Stock. On all matters that come before the Annual Meeting, each stockholder or his or her proxy will be entitled to one (1) vote for each share of Common Stock held by the stockholder on the record date.

        If a broker, bank or other nominee holds your shares, you will receive instructions from them that you must follow in order to have your shares voted.

        The holders of a majority of the Company's stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof. Abstentions will be counted for purposes of determining if a quorum is present at the Annual Meeting for the transaction of business. Accordingly, if you have returned valid proxy instructions or attend the Annual Meeting in person, your Common Stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the Annual Meeting. Broker nominee votes will be counted as present or represented for purposes of determining the presence of a quorum.

        Abstentions are included in determining the number of shares voted on the proposals submitted to Shareholders (other than the election of directors) and will have the same effect as a vote against such proposals. Although broker "non-votes" and abstentions will be counted for the purposes of attaining a quorum for Proposal One (to elect Yoshihiro Aota, Kazushige Shimizu and Nobuo Takada as directors), directors are elected by a plurality of the votes of the shares of Common Stock represented and voted at the Annual Meeting and, therefore, broker non-votes and abstentions will have no effect on the outcome of the election of directors. Abstentions and broker non-votes will be included in determining the number of shares voted on Proposal Two (to approve and ratify the appointment of Stonefield Josephson, Inc. as independent auditors of the Company for the fiscal year ending March 31, 2004) and will have the same effect as a vote against such proposal.

         If any shareholder gives notice at the Meeting prior to commencement of voting that the shareholder intends to cumulate his or her votes, then the directors shall be elected by the cumulative voting method. In such event, the shareholders shall have the right to cast that number of votes equal to the number of shares which they hold multiplied by the number of directors to be elected by them, i.e., for the purpose of this election, three votes for each share. Each shareholder may cast the whole number of votes for one candidate, or distribute them among two or more candidates. The persons named in the accompanying proxy will have discretionary authority to cumulate votes in the election of directors in favor of one or more candidates.

         When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. However, if no specific instructions are given, the shares will be voted in accordance with the following recommendations of our Board of Directors:

         o "FOR" the election of Nobuo Takada, Yoshihiro Aota and Kazushige Shimizu to serve for one (1) year and until their successors are duly elected and qualified; and

         o        "FOR" approval and ratification of Stonefield Josephson, Inc.
                  as our independent auditors for the fiscal year ending March 31, 2004.

        We are not aware of any matters to be presented other than those described in this Proxy Statement. If any matters not described in the Proxy Statement are properly presented at the meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions.

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to its use by (i) delivering a written notice of revocation to the principal financial officer of the Company, (ii) filing a duly executed proxy bearing a later date with the Company or (iii) attending the Annual Meeting and voting in person.

        The costs of this solicitation will be borne by the Company. The Company will request brokerage houses and other nominees, custodians and fiduciaries to forward soliciting material to beneficial owners of the Company's Common Stock. The Company may reimburse brokerage firms and other persons representing beneficial owners for their expenses in forwarding solicitation materials to beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, either personally or by telephone or facsimile.

                                  PROPOSAL ONE


                              ELECTION OF DIRECTORS

GENERAL

        The Bylaws of the Company provide that the Board of Directors is to be fixed at no less than three (3) and no more than seven (7) directors. The current number of directors is currently fixed at three (3).

        The Board of Directors knows of no reason why the nominees should be unable or unwilling to serve, but if any nominee should, for any reason, be unable or unwilling to serve, the proxies will be voted for the election of such other person to the office of director as the Board of Directors may recommend in the place of such nominee.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE NOMINEES FOR
                 ELECTION AS MEMBERS OF THE BOARD OF DIRECTORS.

VOTING INFORMATION

        Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect all nominees proposed by the Board. A stockholder submitting a proxy may vote for all or any of the nominees for election to the Board of Directors or may withhold his or her vote from all or any of such nominees. If a quorum is present and voting, the nominees receiving the highest number of votes, up to the number of directors to be elected, will be elected to the Board. An abstention from voting on this matter by a stockholder, while included for purposes of calculating a quorum for the Annual Meeting, has no effect. In addition, although broker "non-votes" will be counted for purposes of attaining a quorum, they too will have no effect on the vote. The persons designated in the enclosed proxy will vote your shares FOR each nominee unless instructions otherwise are indicated in the enclosed proxy.

        Each nominee has agreed to serve the Company as a director if elected. However, should the nominee become unwilling or unable to serve if elected, the Proxy agents named in the proxy will exercise their voting power in favor of such other person as the Board of Directors of the Company may recommend.

NOMINEES AND CURRENT DIRECTORS

        The following table sets forth the name and age of the nominees, who are also current directors of the Company, the date they joined the Board of Directors and the year in which their term expires:

                                                     DIRECTOR    TERM
                NAME OF DIRECTOR             AGE      SINCE     EXPIRES
                -------------------------   -----    --------   -------
                Nobuo Takada                  55       2002      2003
                Yoshihiro Aota                58       2002      2003
                Kazushige Shimizu             58       2002      2003

         The following is a brief summary of the background of each director:

         Mr. Takada holds a B.S. in Economics from Doshisha University and a MBA from Indiana University. Mr. Takada joined Daiwa Securities in 1970 as a staff analyst in the Research department and has held various positions in research, corporate finance, trading and information systems at Daiwa Securities offices in Kyoto, Tokyo, and Geneva, Switzerland. In 1992, Mr. Takada founded Aston Holdings, an investment firm in Tokyo, Japan. In 1996, Mr. Takada formed Boston Advisory Services, an investment advisory firm in Tokyo, Japan, where he currently serves as its CEO. Mr. Takada is the CEO of Leo Global Fund, which holds 35.83% of PPOL's common shares.

         Mr. Aota holds a Bachelor of Science degree from Tokyo University. From 1987 to 1991 Mr. Aota held the following positions with Katena Corporation, a Japan corporation: Head, Business Planning (1987-1988); Managing Director, Business Planning (1988-1989); and Managing Director, Business Administration (1989-1991). From 1991 to 1994 Mr. Aota then held the following positions with Forval Corporation, which holds 59.17% of PPOL's common shares: Director, Business Strategy (Jan. 1991 - Jun. 1991); Director, PC Business (1991-1993); and Director, NW Business (1993-1994). Mr. Aota has been the President and a director of AJOL since October, 1994.

         Mr. Shimizu graduated from Tohoku Gakuin University with a B.S. in economics in 1968. From 1968 to 1982, Mr. Shimizu worked in the accounting department of Niigata Transport Co., Ltd. In 1982, Mr. Shimizu became a Section Chief, Accounting Manager at Emplas Corporation, and held that position until 1990, when he became the Assistant General Manager, Accounting Department of Forval Corporation. Mr. Shimizu has held various management positions with Forval Corporation in accounting, finance, administration.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        The Board of Directors held six (6) meetings during the fiscal year ended March 31, 2003. Each director attended all of the meetings of the Board of Directors. The current Board consists of three individuals who are also employees of the Company or its subsidiary.

        The Board currently does not have any committees. The Company is currently undergoing the recruitment of independent, non-employee directors. Upon appointment of these independent, non-employee directors, the Company intends to form three (3) committees: an Audit Committee, a Nominating and Corporate Governance Committee, and a Compensation Committee. The following describes each intended committee and its intended function upon formation. All members of these committees will be independent, non-employee directors.

        The functions of the Audit Committee, upon formation, will include reviewing and supervising the financial controls of the Company, making recommendations to the Board of Directors regarding the Company's independent accountants, reviewing the books and accounts of the Company, meeting with the officers of the Company regarding the Company's financial controls, acting upon recommendations of the independent accountants and taking such further actions as the Audit Committee deems necessary to complete an audit of the books and accounts of the Company. The members of the Audit Committee will be "independent" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

       Upon formation, the Compensation Committee's functions will include reviewing with management cash and other compensation policies for employees, making recommendations to the Board of Directors regarding compensation matters and determining compensation for the Chief Executive Officer, Chief Operating Officer and Chief Financial Officer. In addition, the Compensation Committee will administer the Company's future stock plans if any and, within the terms of the respective stock plan, determine the terms and conditions of issuances of awards thereunder.

       Upon formation, the Nominating and Corporate Governance Committee will make recommendations to the Board regarding the size and composition of the Board, establish procedures for the nomination process, recommend candidates for election to the Board of Directors and nominate officers for appointment by the Board. In addition, the Committee will review and report to the Board on a periodic basis with regard to matters of corporate governance. The Committee will consider nominees recommended by security holders and evaluate those nominees. Security holders making such a nomination must deliver the recommendation in writing to the principal financial officer of the Company.

                                  PROPOSAL TWO

                                  RATIFICATION
                  OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has selected the accounting firm of Stonefield Josephson, Inc. to serve as its independent accountants for the fiscal year ending March 31, 2004. Stonefield Josephson, Inc. has audited the Company's financial statements from the fiscal years ended March 31, 2000 through March 31, 2003. A proposal to ratify the appointment of Stonefield Josephson, Inc. for the current year will be presented at the Annual Meeting. Representatives of Stonefield Josephson, Inc. may be present at the Annual Meeting. If present, they will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from Shareholders.

        The decision to appoint Stonefield Josephson, Inc. was based on the recommendation of the Board. Before making its recommendation, the Board carefully considered the firm's qualifications as independent auditors. This included a review of the qualifications of the engagement team, the quality control procedures the firm has established, the issues, if any, raised by the most recent quality control review, and the reputation for integrity and competence of the firm in the fields of accounting and auditing. The Board's review also included matters required to be considered under the SEC's Rules on Auditor Independence, including the nature and extent of non-audit services, to ensure that they will not impair the independence of the accountants. The Board expressed its satisfaction with Stonefield Josephson, Inc. in all of these respects.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE
                      APPOINTMENT OF INDEPENDENT AUDITORS.

VOTING INFORMATION

        Ratification of the selection requires the affirmative vote by a majority of the shares of Common Stock having voting power present in person or represented by proxy at the Annual Meeting. An abstention from voting on this matter by a Shareholder, is included for purposes of calculating a quorum and has the effect of a vote against the ratification of Stonefield Josephson, Inc. as our independent auditors. In addition, broker "non-votes," also counted for purposes of attaining a quorum, have the effect of a vote against the ratification of Stonefield Josephson, Inc. as our independent auditors. The persons designated in the enclosed proxy will vote your shares FOR approval of the resolution unless instructions to the contrary are indicated in the enclosed proxy. Notwithstanding its selection, the Board, in its discretion, may appoint new independent auditors at any time during the year if the Board believes that such a change would be in the best interests of the Company and its Shareholders. If the Shareholders do not ratify the appointment of Stonefield Josephson, Inc., the Board may reconsider its selection.

         The Company incurred the following fees to Stonefield Josephson, Inc. during the 2003 fiscal year:

         AUDIT FEES. Stonefield Josephson, Inc. billed the Company an aggregate of $63,000 for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended March 31, 2003.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. The Company did not engage Stonefield Josephson, Inc. for financial information systems design and implementation, as defined in Paragraph
         (c)(4)(ii) of Rule 2-01 of Regulation S-X, during the most recent fiscal year.

         ALL OTHER FEES. Stonefield Josephson, Inc. billed the Company an aggregate of approximately $100,000 for professional services rendered during the most recent fiscal year which primarily related to the filing of Form 10 with the SEC. This amount is exclusive of fees for audit services. In the opinion of the Board, the provision of such professional services is compatible with Stonefield Josephson, Inc.'s status as an independent auditor.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of March 31, 2003, certain information with respect to the beneficial ownership of the Company's Common Stock by (i) any person (including any "group" as that term is used in Section 13(d)(3) of the Exchange Act) known by the Company to be the beneficial owner of more than 5% of any class of the Company's voting securities, (ii) each director, (iii) each of the named executive officers, as defined below, and (iv) all current directors and executive officers of the Company as a group. As of March 31, 2003, there were 17,994,920 shares of issued and outstanding Common Stock.

                                               NUMBER OF SHARES
                                               OF COMMON STOCK         PERCENT OF TOTAL
 NAME AND ADDRESS                            BENEFICIALLY OWNED (1)      COMMON STOCK
 ----------------------------------------    ----------------------    ----------------
 5% SHAREHOLDERS
 Forval Corporation (2)
 Aoyama Oval Bldg., 3rd Fl.
 5-52-2 Jingu-mae, Shibuya-ku
 Tokyo, Japan  150-001                            10,647,594                 59.17%

 Leo Global Fund (3)
 Sogo Hirakawa-cho Bldg., 10th Fl.
 1-4-12 Hirakawa-cho, Chiyoda-ku
 Tokyo, Japan 102-0093                             6,447,580                 35.83%

 DIRECTORS AND OFFICERS
 Nobuo Takada
 Sogo Hirakawa-cho Bldg., 10th Fl.
 1-4-12 Hirakawa-cho, Chiyoda-ku
 Tokyo, Japan 102-0093                             6,447,580                 35.83% (4)

 Yoshihiro Aota
 Aoyama Oval Bldg., 3rd Fl.
 5-52-2 Jingu-mae, Shibuya-ku
 Tokyo, Japan  150-001                                     0                    0%

 Kazushige Shimizu
 1 City Boulevard West,  Suite 870
 Orange, California 92868
                                                           0                    0%

----------
(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.

(2) Forval Corporation has sole voting and investment power of the shares beneficially owned by it.

(3) Mr. Nobuo Takada, the chief executive officer of Leo Global Fund has the power to vote Leo Global Fund's ownership of shares in the Company. The majority owner of Leo Global Fund is AJOO, a leading distributor of AJOL. Forval Corporation does not have any equity interest in AJOO.

(4) Inclusive of the 6,447,580 shares owned by Leo Global Fund for which Mr. Nobuo Takada serves as its chief executive officer. Mr. Takada has the power to vote Leo Global Fund's shares in the Company.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE OFFICERS

         The following sets forth certain information regarding the executive officers of the Company.

NAME                                 AGE            POSITION(S)
--------------------------------     ---     -----------------------
Nobuo Takada                         55      Chief Executive Officer
Yoshihiro Aota                       58      President
Kazushige Shimizu                    58      Chief Financial Officer


COMPENSATION OF EXECUTIVE OFFICERS

A.   THE COMPANY

        Up to and including the Company's last fiscal year ended March 31, 2003, no executive officer of the Company had received any compensation.

B. AJOL (THE COMPANY'S WHOLLY OWNED SUBSIDIARY)

        The following table sets forth the compensation of AJOL's "Named Executive Officers," which consist of a) all persons serving as the chief executive officer during the fiscal year and b) the four (4) most highly compensated executive officers serving as such at the end of the fiscal year, in addition to the chief executive officer:

                           SUMMARY COMPENSATION TABLE

                                         ANNUAL COMPENSATION
                                 -----------------------------------

                                 FISCAL
NAME AND PRINCIPAL POSITION       YEAR      SALARY ($)     BONUS ($)     TOTAL
------------------------------   ------     ----------     ---------   ---------
Yoshihiro Aota                    2003       $164,357      $221,439    $ 385,796
President, CEO and Director       2002       $157,807      $216,283    $ 374,090
                                  2001       $162,292      $172,032    $ 334,991

Manabu Nakamura                   2003       $100,809      $ 32,806    $ 133,615
Director                          2002       $ 98,465      $ 32,042    $ 130,507
                                  2001       $109,624      $ 40,072    $ 149,698

Masao Yamamoto                    2003       $101,305      $ 32,806    $ 134,111
Director                          2002       $ 98,946      $ 32,043    $ 130,988
                                  2001       $109,805      $ 35,364    $ 145,169

Tetsushi Nishikawa                2003       $ 47,597      $ 33,880    $  81,477
Supervisor                        2002       $ 46,621      $ 40,821    $  87,442
                                  2001       $ 47,705      $ 47,071    $  99,775

Yuji Kamata                       2003       $ 47,773      $ 31,025    $  78,798
Supervisor                        2002       $ 44,306      $ 38,058    $  82,364
                                  2001       $ 47,198      $ 63,820    $ 111,018

OPTION GRANTS IN LAST FISCAL YEAR

         The Company does not have any equity based compensation plans in place at this time.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         AJOL, the Company's wholly owned subsidiary, has entered into employment agreements with Masao Yamamoto and Manabu Nakamura for the term July 1, 2003 through June 30, 2004. Each agreement provides for annual compensation to Mr. Yamamoto and Mr. Nakamura in the sum of approximately $100,000 per year. The agreements also provide for business travel per diem expenses of $100 per day. Each of the agreements provides for services in the area of sales, operations, administration, finance, manufacturing, logistics, distribution, recruiting and research and development, and such other responsibilities assigned to each of these individuals by AJOL.

         Additionally, AJOL has employment agreements with Tetsushi Nishikawa, Yuji Kamata and Shoji Otani. Each agreement is for the term commencing April 1, 2003 and terminating March 31, 2004. The agreements provide Mr. Nishikawa with annual compensation of approximately $41,000, Mr. Kamata with approximately $45,000 and Mr. Otani with $44,000. Each is entitled to reimbursement of business travel at the rate of $42 per day. Each may receive a bonus twice a year based on monthly compensation of one (1) to three (3) months. The bonus is discretionary and may be paid, if at all, based upon AJOL's results of operations. Each of the foregoing individuals has responsibilities in the areas of sales, operations, administration, finance, manufacturing, logistics, distribution, recruiting, research and development and other responsibilities assigned to each by AJOL.

COMPENSATION OF DIRECTORS

        The Company reimburses directors for travel and other out-of-pocket expenses incurred in attending Board meetings. The Company does not pay cash compensation to its directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file certain reports of ownership with the Securities and Exchange Commission (the "SEC") and with the National Association of Securities Dealers, Inc. Such officers, directors and shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, all reports required to be filed during fiscal year ended March 31, 2003 pursuant to Section 16(a) of the Exchange Act by directors, executive officers and 10% shareholders have been filed.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

         AJOL sub-leased the sixth floor, comprising approximately 10,623 square feet, located in the Oval Building in Tokyo, Japan, from Forval Corporation ("Forval"), which owns 59.17% of the Company's common shares. This facility was utilized as AJOL's headquarters until the sub-lease was cancelled on March 31, 2003 without penalty. The sub-lease originally commenced and was set to expire on April 1, 2002 and March 31, 2004, respectively. Total rental expense paid to Forval in the fiscal year ended March 31, 2003 was approximately $673,000.

         The Company entered into separate agreements with Forval and Leo Global Fund, its two majority shareholders, to provide research on investment opportunities and market trends in the United States. The agreements specifically call for the Company to provide research on: 1) US trends and products in the communications and information technology area, 2) the market for broadband services and related infrastructure and hardware in the US, 3) research of US market trends with respect to business and matters of interest to other subsidiaries of Forval, 4) formation of strategic alliances and partnerships with synergistic US businesses, 5) other related research on matters of interest to Forval, and 6) investment opportunities. The total consideration received for these services was $493,858. However, the Company has not recognized any revenues from these agreements during the year ended March 31, 2003 as the Company has not completed its obligations under such agreements during the year. There is no assurance that the Company will receive such projects from Forval and Leo Global Fund in the future.

STOCK PERFORMANCE

        Inasmuch as there is no active public trading market for the Company's common stock, no stock performance history is available.

                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

        Shareholders may submit proposals on matters appropriate for stockholder action at subsequent annual meetings of the Company consistent with Rule 14a-8 promulgated under the Exchange Act. Proposals of Shareholders intended to be presented at the Company's next annual meeting of Shareholders must be received by the Company (Attention: Chief Financial Officer, at the principal offices of the Company), no later than April 24, 2004, for inclusion in the Company's proxy statement and form of proxy for that meeting. Stockholder proposals are also subject to the Company's Bylaws, which may be amended from time to time.

                                  OTHER MATTERS

        All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Any proxy in which no direction is specified will be voted in favor of each of the nominees and the matters to be considered.

        The Board of Directors does not intend to bring any matters before the Annual Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Meeting. Should any other matters be properly presented, the persons named in the enclosed form of proxy will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy.

        COPIES OF THE COMPANY'S RECENT REPORTS ON FORM 10-K AND FORM 10-Q AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE PROVIDED TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN OR ORAL REQUEST TO KAZUSHIGE SHIMIZU, CFO AND CORPORATE SECRETARY, PPOL, INC., 1 CITY BOULEVARD WEST, SUITE 870, ORANGE, CALIFORNIA 92868, TELEPHONE NUMBER (714) 221-7250.



                                            By Order of the Board of Directors,



                                            Nobuo Takada
                                            CHAIRMAN OF THE BOARD

Orange, California
August 22, 2003

--------------------------------------------------------------------------------
PROXY                                                                      PROXY


                 PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
                                   PPOL, INC.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
               DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE

        The undersigned stockholder(s) of PPOL, Inc., a California corporation (the "Company"), hereby appoints Kazushige Shimizu, Nobuo Takada or either of them, proxies, each with full power of substitution, for and in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held on September 25, 2003, and at any and all adjournments, to vote all shares of the capital stock of said Company held of record by the undersigned on August 15, 2003, as if the undersigned were present and voting the shares.

        THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IN THE ABSENCE OF ANY DIRECTION, THE SHARES WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1 ON THE REVERSE SIDE, FOR PROPOSAL 2, AND IN ACCORDANCE WITH THEIR DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

       THE LISTED NOMINEE AND THE PROPOSALS HAVE           PLEASE MARK     |X|
      BEEN PROPOSED BY THE COMPANY. THE BOARD OF             VOTE AS
         DIRECTORS RECOMMENDS A VOTE "FOR" THE          INDICATED IN THIS
    NOMINEES LISTED AND "FOR" THE LISTED PROPOSAL.      EXAMPLE USING DARK
                                                            INK ONLY.


1. ELECTION OF DIRECTORS:

                                                          FOR   WITHHOLD

     Nominees for election to the Board of Directors:
            Yoshihiro Aota                                |_|     |_|
            Kazushige Shimizu                             |_|     |_|
            Nobuo Takada                                  |_|     |_|

2. RATIFICATION OF INDEPENDENT AUDITORS:                  FOR   AGAINST  ABSTAIN

Proposal to ratify the appointment of Stonefield          |_|     |_|      |_|
Josephson, Inc. as the Company's independent auditors.

The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting.

|_| I PLAN TO ATTEND THE ANNUAL MEETING

Please date this Proxy and sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If there is more than one trustee, all should sign. All joint owners should sign.
                                             Date:
___________________________________          ___________________________________
Signature